Kodiak Energy, Inc.	October 12, 2007
Audit Committee Charter

1. Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Kodiak Energy, Inc. (“Kodiak” or the “Company”) is to assist the Board with its duties and responsibilities in supervising the Company’s audit and reporting requirements. The Committee shall:

a)	Monitor the integrity of the Company’s financial statements and reporting system;
b)	Ensure that the Company complies with legal and regulatory requirements;
c)	Monitor the independent auditors’ qualifications and independence;
d)	Monitor the performance of the Company’s internal auditors and independent auditors;
e)	Monitor the Company’s corporate risk exposure and the procedures the Company has undertaken to monitor, control, and report corporate risk;
f)	Monitor the business practices and ethical standards of the Company; and
g)	Perform such other duties and responsibilities as the Board shall approve and assign to the Committee.

The Company’s independent auditors shall report directly to the Committee but the independent auditors are ultimately accountable to the Board, as representatives of the Company’s shareholders.

2. Organization

2.1 Members
The Committee shall consist of three or more directors, who shall be appointed by the Board and may be removed by the Board. All members of the Committee shall have the necessary education and experience to read and understand the Company’s financial statements. At least one member should be an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). All members of the Committee shall be independent (as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and regulations promulgated thereunder), and shall fulfill the independence requirements of the listing standards of the Toronto Stock Exchange – Venture Exchange (“TSXV”). The Chair of the Committee shall be designated by the Board.

Committee members may not simultaneously serve on the audit committees of more than three public companies, including the Company, unless the Board determines that such simultaneous service does not impair the ability of such member to effectively serve on the Committee.

2.2 Operation
The Committee shall be provided the resources necessary to satisfy its responsibilities, including the authority to institute special investigations and engage independent counsel, independent auditors and other advisors, as the Committee deems necessary at a reasonable cost within budgeted amounts. The Committee shall have complete access to company management and the records of the Company.

Exhibit 99.3 - Audit Committee Charter

The Board believes the duties and responsibilities of the Committee should remain flexible in order to best react to changing conditions and to enable it to assure that the Company’s financial systems and reporting practices are in accordance with all legal and regulatory requirements and are of the highest quality. The Committee is therefore authorized to take such further actions as are consistent with the following described functions and to perform such other actions as required by law, the listing standards of the TSXV, the Company’s charter documents and the Board.

a)	Meetings. The Committee shall meet a minimum of four times per year and shall periodically meet separately with:
(i) Management;
(ii) Internal auditors of the Company; and
(iii) The Company’s independent auditors.

The Committee shall meet in person or telephonically at such times and at such places determined by the Committee Chair, and may act by unanimous written c consent.

b)	Quorum. A majority of the members of the Committee, but in no event less than two members, shall constitute a quorum for the meetings of the Committee.

c)
Record Keeping. The Committee Chair shall be responsible for establishing the agenda for a Committee meeting and the agenda shall be distributed to the Committee members prior to each meeting. Minutes of all meetings shall be prepared and submitted for approval at a subsequent Committee meeting.

d)	Charter. The Committee shall annually review and assess the adequacy of this Charter and conduct a self-evaluation of the Committee and its activities.

3. Duties and responsibilities

The Committee shall perform the following duties and responsibilities:

a)	Directly select, appoint, compensate, evaluate and where appropriate, terminate and replace the Company’s independent auditors, subject to Board approval;

b)	Annually obtain and review a report by the independent auditors describing:
• the Company’s internal control procedures;
• any material issue raised by the most recent internal control review, or peer reviews of the Company; and
• any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

c)	Review the competence of partners and managers of the independent auditors who lead the audit;

d)
Take appropriate action to ensure that the independent auditors are independent prior to their appointment and oversee the independence of the auditors throughout the engagement; receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company; engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, as well as any other matters which could affect the independence of the auditors;

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Exhibit 99.3 - Audit Committee Charter

e)	Evaluate the independent auditors' qualifications, performance and independence and, prior toe-appointment, present this evaluation to the Board;

f)
Pre-approve all permissible non-audit services and all audit, review or attestation engagements with the independent auditors and review the scope of audit and non-audit services provided to the Company and its subsidiaries by the independent auditors and the fees for such services;

g)
Approve all the engagement fees and terms of the independent auditors, including the scope of the audit of the financial statements of the Company and its subsidiaries; review and approve the independent auditors’ engagement letters; direct the attention of the independent auditors to specific matters or areas deemed by the Committee to be of special significance to the Company and its subsidiaries; and authorize such auditors to perform such supplemental reviews or audits as the Committee may deem necessary or appropriate;

h)
Receive from the independent auditors, prior to the filing of its audit report, a report concerning all matters required to be communicated by the independent auditors to the Committee under auditing standards generally accepted in the United States of America or the SEC rules and regulations;

i)	Review results of the audit with independent auditors, the Chief Executive Officer, the Chief Financial Officer and the Controller;

j)
Regularly review with the independent auditors any audit problems or difficulties and management’s response, including difficulties encountered in the course of the audit work; any restrictions on the scope of the independent auditors’ activities or on access to requested information; and any significant disagreements with management;

k)
Review the Company’s significant accounting principles and policies and any significant changes thereto; review proposed and implemented changes in accounting standards and principles which have or may have a material impact on the Company’s financial statements; review any material correcting adjustments and off-balance sheet financings and relationships, if any; review significant management judgments and accounting estimates used in financial statement preparation; and review the accounting for significant corporate transactions;

l)
Review the adequacy of the Company’s system of internal controls over financial reporting, including the reliability of its financial reporting systems; confer with the Company’s internal and independent auditors with respect to their consideration of such controls and systems; and review management’s response to any significant deficiencies and material weaknesses in the Company’s internal controls over financial reporting which are reasonably likely to adversely affect the issuer’s ability to record, process, summarize and report financial data;

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Exhibit 99.3 - Audit Committee Charter

m)
Receive reports from the Chief Executive Officer and Chief Financial Officer related to their certifications for the Forms 10-K and 10-Q, including all significant deficiencies in the design or operations of internal control and financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control and financial reporting;

n)	Resolve any disagreements or difficulties between the independent auditors and management;

o)
Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the notes thereto which are included in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q; review the independent auditors’ letter delivered in connection with their audit of the annual financial statements to the Company and its subsidiaries;

p)	Review and recommend approval of earnings press releases;

q)	Discuss policies with respect to risk assessment and risk management related to the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

r)
Establish formal procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters, and the protection of reporting employees from retaliation;

s)	Review and oversee related party transactions and other potential conflicts of interest situations where appropriate;

t)	Prepare the Committee report for the Company’s annual proxy statement as required by the rules of the SEC;

u)	Periodically review the Company’s policies with respect to conflicts of interest and ethical conduct and recommend to the Board any changes in these policies that the Committee deems appropriate; and

v)	Review annually the Company’s Code of Business Conduct and Ethics and Foreign Corrupt Practices Act policy.

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Exhibit 99.3 - Audit Committee Charter

4. Reporting

The Committee shall report to and review with the Board not less than once each year, any issues that arise with respect to:

a)	The quality or integrity of the Company’s financial statements and reporting system;

b)	The Company’s compliance with legal or regulatory requirements;

c)	The performance and independence of the Company’s independent auditors or the performance of the internal audit function; and

d)	All other significant issues which arise in the course of performing its responsibilities.

The Committee shall make recommendations for action by the full Board when appropriate.

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